Exhibit 10.1

FIRST AMENDMENT TO COMMON STOCK PURCHASE WARRANT

ARI NETWORK SERVICES, INC.

THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE WARRANT (this “Amendment”) is made and entered into as of this ___ day of July, 2013 (the “Effective Date”), by and between the undersigned holder (the “Holder”) and ARI Network Services, Inc., a Wisconsin corporation (the “Company”).

WITNESSETH:

WHEREAS, the Company issued that certain Common Stock Purchase Warrant dated March 15, 2013 (the “Warrant”) to the Holder for [_____] Warrant Shares in accordance with Section 2.2(a)(iv) of that certain Securities Purchase Agreement dated March 12, 2013, by and between the Company and each purchaser identified on the signature pages thereto.

WHEREAS, the Holder and the Company desire to amend Section 2(b) of the Warrant to temporarily decrease the Exercise Price and, in connection therewith, the Company desires to temporarily waive the notice requirement set forth in Section 2(e) of the Warrant, as applicable.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and the Company hereby promise and agree as follows:

1.

Capitalized Terms.  Any capitalized term used by not defined in this Amendment shall have the meaning set forth in the Warrant (or other documents referenced therein).

2.

Amendment to Preamble.  In accordance with Section 5(l) of the Warrant, the Holder and the Company hereby agree that the preamble of the Warrant be, and it hereby is, amended by deleting the language “(the “Warrant”)” referred to therein and, in lieu thereof, inserting “(as amended and amended and restated from time to time, the “Warrant”)”.

3.

Amendment to Section 2(b) (Exercise Price).  In accordance with Section 5(l) of the Warrant, effective as of the Effective Date, the Holder and the Company hereby agree that Section 2(b) of the Warrant be, and it hereby is, amended and restated in its entirety as follows:

“The exercise price per share of the Common Stock under this Warrant shall be $1.80, subject to adjustment hereunder, through the close of business on July 30, 2013 and, thereafter, the exercise price per share of the Common Stock under this Warrant shall be $2.00, subject to adjustment hereunder (the “Exercise Price”).”

4.

Waiver.

a.

As of the Effective Date and through the close of business on July 30, 2013 (the “Waiver Period”), the Company hereby agrees to waive the 61-day prior written notice requirement set forth in Section 2(e) of the Warrant, as applicable, with respect to any increase in the Beneficial Ownership Limitation resulting from the exercise in whole or in part of the Warrant by the Holder during the Waiver Period and, in connection therewith, the Holder and the Company hereby agree that the waiver provided for herein, and any such increase in the Beneficial Ownership Limitation during the Waiver Period, will be effective as of the date the related Notice of Exercise causing such increase is delivered to the Company (the “Waiver”).

b.

For purposes of clarification, except as expressly provided in Section 4(a) of this Amendment, the provisions of Section 2(e) of the Warrant shall continue to apply in all respects, including, without limitation, the requirement that, unless expressly waived in writing by the Company, in no event shall the Beneficial Ownership Limitation exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Warrant held by the Holder.  Immediately after the expiration of the Waiver Period, the Waiver shall expire and the provisions of Section 2(e) of the Warrant shall apply in all respects without regard to Section 4(a) of this Amendment.

5.

Binding Effect.  Except as expressly provided to the contrary in the Warrant, subject to applicable securities laws, this Amendment and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder.

6.

No Other Changes.  Except as expressly provided in this Amendment, all of provisions of the Warrant shall remain in full force and effect and this Amendment shall not be deemed to waive, amend or modify any other provisions in the Warrant.

7.

Counterparts; Electronic Signature.  This Amendment may be executed in one or more counterparts and by facsimile or portable document format, each of which shall be considered an original but all of which taken together shall constitute but one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

HOLDER:

[ ]

By:
Name:
Its:

COMPANY:

ARI NETWORK SERVICES, INC.

By: ______________________________________

       Roy W. Olivier

       President & Chief Executive Officer

[Signature Page to First Amendment to Common Stock Purchase Warrant]

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